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             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report  December 13, 1995
              (Date of earliest event reported)


               THE CHASE MANHATTAN CORPORATION

   (Exact name of registrant as specified in its charter)

     Delaware             1-5945             13-2633613

    (State or other      (Commission File   (IRS Employer
   jurisdiction of         Number)     Identification No.)
   incorporation)


              1 Chase Manhattan Plaza
              New York, New York                  10081
   (Address of principal executive offices)    (Zip Code)


                       (212) 552-2222

    (Registrant's telephone number, including area code)

                     Not Applicable
(Former name or former address, if changed since last report)

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Item 5.   Other Events

     On December 13, 1995, The Chase Manhattan Corporation (the "Company") issued a press release stating that the respective stockholders of the Company and Chemical Banking Corporation had approved the merger of the two companies and that regulatory approval to consummate the merger had been granted by the Antitrust Division of the U.S. Department of Justice.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     (c)  Exhibits


99        Press release dated December 13, 1995.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE CHASE MANHATTAN CORPORATION
                         (Registrant)
                         By:  /s/ L. Edward Shaw, Jr.
                             -----------------------
                                  L. Edward Shaw, Jr.
                                  Executive Vice President
                                  and General Counsel



December 13, 1995

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                      EXHIBIT INDEX
Exhibit   Document

99        Press release dated December 13, 1995.












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